                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. __)

Filed by the Registrant                     /x/

Filed by a Party other than the Registrant  / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/x/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                 HYPERION 2005 INVESTMENT GRADE OPPORTUNITY
                               TERM TRUST INC.
   ------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/ No fee required

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                   HYPERION 2005 INVESTMENT GRADE OPPORTUNITY
                                TERM TRUST, INC.

               One Liberty Plaza o New York, New York 10006-1404

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            ------------------------

                                                               February 27, 1998

To the Stockholders:

     The Annual Meeting of Stockholders of Hyperion 2005 Investment Grade Opportunity Term Trust, Inc. (the 'Trust') will be held at The Millenium Hilton, 55 Church Street (next to the World Trade Center),
New York, New York 10007, on Tuesday, April 21, 1998, at 10:30 a.m., for the following purposes:

          1. To elect directors (Proposal 1).

          2. To ratify or reject the selection of Price Waterhouse LLP as the independent accountants of the Trust for the fiscal year ending December 31, 1998 (Proposal 2).

          3. To transact any other business that may properly come before the meeting.

     The close of business on February 20, 1998 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

                                          By Order of the Board of Directors,



                                          Patricia A. Sloan
                                          Secretary

                      WE NEED YOUR PROXY VOTE IMMEDIATELY.
                                              -----------

YOU MAY THINK YOUR VOTE IS NOT IMPORTANT, BUT IT IS VITAL. THE MEETING OF STOCKHOLDERS OF THE TRUST WILL BE UNABLE TO CONDUCT ANY BUSINESS IF LESS THAN A MAJORITY OF THE SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE TRUST, AT STOCKHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE TRUST TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER STOCKHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Trust involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts. Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts. Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

     3. All Other Accounts. The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION                                                                  VALID SIGNATURE
----------------------------------------------------------------------  ----------------------------

Corporate Accounts
     (1) ABC Corp......................................................         ABC Corp.
     (2) ABC Corp......................................................         John Doe, Treasurer
     (3) ABC Corp.
       c/o John Doe, Treasurer.........................................         John Doe
     (4) ABC Corp. Profit Sharing Plan.................................         John Doe, Trustee
Trust Accounts
     (1) ABC Trust.....................................................         John B. Doe, Trustee
     (2) Jane B. Doe, Trustee u/t/d 12/28/78...........................         Jane B. Doe
Custodial or Estate Accounts
     (1) John B. Smith, Cust.
        f/b/o John B. Smith, Jr.
        UGMA...........................................................         John B. Smith
     (2) John B. Smith.................................................         John B. Smith, Jr., Executor

                   HYPERION 2005 INVESTMENT GRADE OPPORTUNITY
                                TERM TRUST, INC.

               One Liberty Plaza o New York, New York 10006-1404

                            ------------------------
                                 PROXY STATEMENT
                            ------------------------

     This proxy statement is furnished in connection with a solicitation by the Board of Directors of Hyperion 2005 Investment Grade Opportunity Term Trust, Inc. (the 'Trust') of proxies to be used at the Annual Meeting of Stockholders of the Trust to be held at The Millenium Hilton, 55 Church Street (next to the World Trade Center), New York, New York 10007, at 10:30 a.m. on Tuesday, April 21, 1998 (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about February 27, 1998. Stockholders who execute proxies retain the right to revoke them by written notice received by the Secretary of the Trust at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of the two nominees for director, and FOR the ratification of the selection of Price Waterhouse LLP as the independent accountants of the Trust for the fiscal year ending December 31, 1998. The close of business on February 20, 1998 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting. Each stockholder is entitled to one vote for each share held. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matters submitted to stockholders for a vote. Broker non-votes will not be counted for purposes of determining the presence of a quorum or determining whether a proposal has been approved. On the record date, there were 17,332,473 shares outstanding.

                       PROPOSAL 1: ELECTION OF DIRECTORS

     The Trust's Articles of Incorporation provide that the Trust's Board of Directors shall be divided into three classes: Class I, Class II and Class III. The terms of office of the present directors in each class expire at the Annual Meeting in the year indicated or thereafter in each case when their respective successors are elected and qualified: Class I, 1998; Class II, 1999; and Class III, 2000. At each subsequent annual election, Directors chosen to succeed those whose terms are expiring will be identified as being of that same class and will be elected for a three-year term. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Trust by delaying the replacement of a majority of the Board of Directors.

     The terms of Rodman L. Drake and Patricia A. Sloan, the members of Class I, currently serving on the Board of Directors, expire at this year's Annual Meeting. The persons named in the accompanying form of proxy intend to vote at the Annual Meeting (unless directed not to so vote) for the re-election of Mr. Drake and Ms. Sloan. Each nominee has indicated that he or she will serve if elected, but if either nominee should be unable to serve, the proxy or proxies will be voted for any other person or persons, as the case may be, determined by the persons named in the proxy in accordance with their judgment.

     As described above, there are two nominees for election to the Board of Directors at this time. Proxies cannot be voted for a greater number of persons than the two nominees currently proposed to serve on the Board of Directors.

     The following table provides information concerning each of the seven members and nominees of the Board of Directors of the Trust:

                                                                                                    SHARES OF
                                                                                                  COMMON STOCK
                                                                                                  BENEFICIALLY
                                                                                                      OWNED
                                                                                                   DIRECTLY OR
                                            PRINCIPAL OCCUPATION                                 INDIRECTLY, ON
       NAME AND OFFICE                     DURING PAST FIVE YEARS,                DIRECTOR        DECEMBER 31,
        WITH THE TRUST                   OTHER DIRECTORSHIPS AND AGE               SINCE            1997 (**)
------------------------------  ---------------------------------------------  --------------   -----------------

CLASS I NOMINEES TO SERVE UNTIL 2001 ANNUAL MEETING
  OF STOCKHOLDERS:

Rodman L. Drake ..............  Chief Operating Officer, Continuation In-       February 1993            204
  Director, Member of the         vestments N.V. (1997-Present). Director
    Audit Committee               and/or Trustee of several investment
                                  companies advised by Hyperion Capital
                                  Management, Inc. (1989-Present). Formerly,
                                  Co-Chairman of KMR Power Corporation
                                  (1993-1997); President, Mandrake Group
                                  (1993-1997); Managing Director and Chief
                                  Executive Officer of Cresap (1980-1990).
                                  Trustee of Excelsior Funds. Director,
                                  Parsons Brinckerhoff, Inc. and Parsons
                                  Brinckerhoff Energy Systems, Inc., and
                                  Latin American Growth Fund Inc. Age 55.

Patricia A. Sloan* ...........  Managing Director of Ranieri & Co., Inc.        February 1993            300
  Director, Secretary             (1988-Present). Secretary, Director and/or
                                  Trustee of several investment companies
                                  advised by Hyperion Capital Management,
                                  Inc. or by its affiliates (1989-Present).
                                  Director of Bank United Corp., the parent
                                  of Bank United (formerly Bank United of
                                  Texas FSB) (1988-Present). Formerly
                                  Director of the Financial Institutions
                                  Group of Salomon Brothers Inc. (1972-1988).
                                  Age 54.


CLASS II DIRECTORS TO SERVE UNTIL 1999 ANNUAL MEETING
  OF STOCKHOLDERS:

Garth Marston ................  Managing Director of M.E. Associates, a         February 1993              0
  Director, Member of the         financial consulting group (1986-Present).
    Audit Committee               Director and/or Trustee of several
                                  investment companies advised by Hyperion
                                  Capital Management, Inc. (1989-Present).
                                  Currently a member of the Board of Managers
                                  of the Sun Life Assurance Company of Canada
                                  (U.S.)

                                                                                                    SHARES OF
                                                                                                  COMMON STOCK
                                                                                                  BENEFICIALLY
                                                                                                      OWNED
                                                                                                   DIRECTLY OR
                                            PRINCIPAL OCCUPATION                                 INDIRECTLY, ON
       NAME AND OFFICE                     DURING PAST FIVE YEARS,                DIRECTOR        DECEMBER 31,
        WITH THE TRUST                   OTHER DIRECTORSHIPS AND AGE               SINCE            1997 (**)
------------------------------  ---------------------------------------------  --------------   -----------------

                                  Formerly Director and interim Chief Ex-
                                  ecutive Officer of Florida Federal Savings
                                  (1986-1988); Chairman of the Board and
                                  Chief Executive Officer of The Provident
                                  Institution for Savings (1979-1986);
                                  Special Assignment regarding partially call protected Mortgage-Backed Securities for
                                  Salomon Brothers Inc. (1987). Age 71.

Leo M. Walsh, Jr. ............  Director and/or Trustee of several invest-      February 1993          6,000
  Director, Chairman of           ment companies advised by Hyperion Capital
    the Audit Committee           Management, Inc. or by its affiliates
                                  (1989-Present). Director of POREX
                                  Corporation (1997-Present). Financial
                                  Consultant for Merck-Medco Managed Care
                                  Inc. (formerly Medco Containment Services
                                  Inc.) (1994-Present). Formerly, Director of
                                  Equitable Real Estate Hyperion Mortgage
                                  Opportunity Fund, Inc. and Equitable Real
                                  Estate Hyperion High Yield Commercial
                                  Mortgage Fund, Inc. (1995-1997); Financial
                                  Consultant for Synetic Inc. (1989-1994);

                                  Senior Executive Vice President and Chief
                                  Operating Officer of The Equitable Life
                                  Assurance Society of the United States
                                  ('The Equitable') (1986-1988); Director of
                                  The Equitable and Chairman of Equitable In-vestment Corporation, a holding company for The Equitable's investment oriented subsidiaries (1983-1988); Chairman and
                                  Chief Executive Officer of
                                  EQUICOR-Equitable HCA Corporation
                                  (1987-1988). Age 65.

CLASS III DIRECTORS TO SERVE UNTIL 2000 ANNUAL MEETING
  OF STOCKHOLDERS:

Harry E. Petersen, Jr. .......  Director and/or Trustee of several invest-      February 1993            200
  Director, Member of the         ment companies advised by Hyperion Capital
    Audit Committee               Management, Inc. or by its affiliates
                                  (1992-Present). Senior Advisor to Potomac
                                  Babson Inc. (1995-Present). Formerly,
                                  Director of Equitable Real Estate Hyperion
                                  Mortgage Opportunity

                                                                                                    SHARES OF
                                                                                                  COMMON STOCK
                                                                                                  BENEFICIALLY
                                                                                                      OWNED
                                                                                                   DIRECTLY OR
                                            PRINCIPAL OCCUPATION                                 INDIRECTLY, ON
       NAME AND OFFICE                     DURING PAST FIVE YEARS,                DIRECTOR        DECEMBER 31,
        WITH THE TRUST                   OTHER DIRECTORSHIPS AND AGE               SINCE            1997 (**)
------------------------------  ---------------------------------------------  --------------   -----------------

                                  Fund, Inc. and Equitable Real Estate
                                  Hyperion High Yield Commercial Mortgage
                                  Fund, Inc. (1995-1997); Director of
                                  Lexington Corporate Properties, Inc.
                                  (1993-1997); Consultant to Advisers Capital
                                  Management, Inc. (1992-1995); Consultant on public and private pension funds
                                  (1991-1993); President of Lepercq Realty
                                  Advisors (1988-1990). Member of Advisory
                                  Council of Polytechnic University. Age 73.

Lewis S. Ranieri* ............  Chairman and Chief Executive Officer of         February 1993              0

  Director Ranieri & Co., Inc. (since 1988); in ad-dition, President of LSR Hyperion Corp., a general partner of the limited partnership that is the general partner of Hyperion
                                  Partners L.P. ('Hyperion Partners') (since
                                  1988). Director and Chairman of the Board of Hyperion Capital Management, Inc. (since
                                  1989); Chairman of the Board and/or
                                  Director of several investment companies advised by Hyperion Capital Management,
                                  Inc. or by its affiliates (since 1989);
                                  Director of Equitable Real Estate Hyperion
                                  Mortgage Opportunity Fund, Inc. and
                                  Equitable Real Estate Hyperion High Yield
                                  Commercial Mortgage Fund, Inc. (since
                                  1995); Director and Chairman of the Board of Bank United Corp. and Director of Bank
                                  United; Director and President of Hyperion
                                  Funding 1993 Corp., the general partner of the limited partnership that is the gen-eral partnership that is the general partner of Hyperion 1993 Fund L.P.; and also Chairman and President of various other direct and indirect subsidiaries of Hyperion Partners. Formerly Vice Chairman of Salomon Brothers Inc. (until 1987). Age
                                  51.

Kenneth C. Weiss* ............  President and Chief Executive Officer of        February 1993         14,962
  Director, Chairman of the       Hyperion Capital Management, Inc. (February
  Board of Directors              1992-Present). Chairman of

                                                                                                    SHARES OF
                                                                                                  COMMON STOCK
                                                                                                  BENEFICIALLY
                                                                                                      OWNED
                                                                                                   DIRECTLY OR
                                            PRINCIPAL OCCUPATION                                 INDIRECTLY, ON
       NAME AND OFFICE                     DURING PAST FIVE YEARS,                DIRECTOR        DECEMBER 31,
        WITH THE TRUST                   OTHER DIRECTORSHIPS AND AGE               SINCE            1997 (**)
------------------------------  ---------------------------------------------  --------------   -----------------

                                  the Board, Director/ Trustee and/or of-
                                  ficer of several investment companies
                                  advised by Hyperion Capital Management,
                                  Inc. or by its affiliates (February
                                  1992-Present). Director and President of

                                  Equitable Real Estate Hyperion Mortgage
                                  Opportunity Fund, Inc. and Equitable Real
                                  Estate Hyperion High Yield Commercial
                                  Mortgage Funds, Inc. and their Investment
                                  Advisor (1995-Present). Formerly Director of First Boston Asset Management
                                  (1988-February 1992). Director of The First
                                  Boston Corporation, (until 1988). Age 46.

------------------
 * Interested persons as defined in the Investment Company Act of 1940, as amended (the '1940 Act'), because of affiliations with Hyperion Capital Management, Inc. (the 'Advisor').

** The holdings of no director or nominee represented more than 1% of the outstanding shares of the Trust.

     OFFICERS OF THE TRUST. The officers of the Trust are chosen each year at the first meeting of the Board of Directors of the Trust following the Annual Meeting of Stockholders, to hold office at the discretion of the Board of Directors until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are chosen and qualified. The Board of Directors has elected five officers of the Trust. Except where dates of service are noted, all officers listed below served as such throughout the 1997 fiscal year. The following sets forth information concerning each officer of the Trust who served during all or part of the last fiscal year of the Trust:

NAME AND
PRINCIPAL OCCUPATION                         OFFICE        AGE   OFFICER SINCE
-------------------------------------------  ------------  ---   --------------

Kenneth C. Weiss                             Chairman      46    February 1993
  President and Chief Executive Officer of
    Hyperion Capital Management, Inc.; See
    information under 'ELECTION OF
    DIRECTORS.'

NAME AND
PRINCIPAL OCCUPATION                         OFFICE        AGE   OFFICER SINCE
-------------------------------------------  ------------  ---   --------------
Louis C. Lucido                              President     49    February 1993
  Managing Director and Chief Operating                          (Resigned June
     Officer of Hyperion Capital Management,                          1997)

     Inc. (February 1992-June 1997).
     President of several investment
     companies advised by Hyperion Capital
     Management, Inc. or by its affiliates
     (1992-June 1997). Formerly, Senior
     Vice President and Director,
     Progressive Capital Management Inc.
     (1991-February 1992); Senior Vice
     President and Manager, Donaldson
     Lufkin & Jenrette (1988-1991); Vice
     President, Smith Barney, Harris Upham
     & Co. Inc. (1987-1988);
     Vice-President, Merrill Lynch, Pierce,
     Fenner & Smith (1981-1987).

Clifford E. Lai                              President     44      June 1997
  Managing Director and Chief Investment     Senior Vice          (April 1993-
     Officer, Hyperion Capital Management,   President             June 1997)
     Inc. (March 1993-Present). President
     and/or Senior Vice President of
     several investment companies advised
     by Hyperion Capital Management, Inc.
     or by its affiliates (1993-Present).
     Formerly, Managing Director and Chief
     Investment Strategist for Fixed
     Income, First Boston Asset Management
     (1989-1993); Vice President, Morgan
     Stanley & Co. (1987-1989).

Patricia A. Botta                            Vice          40      March 1997
  Director of Hyperion Capital Management,   President
     Inc. (1989-Present). Formerly with
     the Davco Group (1988-1989) and with
     Salomon Brothers Inc. (1986-1988).

John N. Dunlevy                              Vice          38      April 1993
  Director, Hyperion Capital Management,     President             (Resigned
     Inc. (July 1992-December 1997).                              December 1997)
     Formerly, Director and Portfolio
     Manager, Teachers Insurance & Annuity
     Association (1988-1992); Assistant
     Vice President, Sumitomo Bank Ltd.
     (1985-1988).

Patricia A. Sloan                            Secretary     54    February 1993
  Managing Director of Ranieri & Co., Inc.
     (1988-Present); See information under
     'ELECTION OF DIRECTORS.'

NAME AND
PRINCIPAL OCCUPATION                         OFFICE        AGE   OFFICER SINCE
-------------------------------------------  ------------  ---   --------------
Joseph W. Sullivan                           Treasurer     41    September 1995
  Vice President of Hyperion Capital                               (Resigned
     Management, Inc. (August 1995-December                        December,
     1997). Treasurer of several investment                          1997)
     companies advised by Hyperion Capital
     Management, Inc. or by its affiliates
     (September 1995-December 1997).
     Formerly, Vice President in Merrill
     Lynch & Co.'s Investment Banking
     Division; Treasurer and Chief
     Financial Officer of several Merrill
     Lynch subsidiaries. Responsible for
     all financial reporting, accounting,
     ministerial and administrative
     services (1990-1995); Assistant Vice
     President of Standard & Poor's Debt
     Rating Group (1988-1990); Assistant
     Vice President and Operations
     Controller of Shearson Lehman Hutton,
     Inc., engaged in the identification,
     analysis and financial administration
     of public and private real estate
     investment programs (1983-1987). A
     Licensed Certified Public Accountant
     since 1981.

Thomas F. Doodian                            Treasurer     38    February 1998
  Director of Finance and Operations,
     Hyperion Capital Management, Inc.
     (July 1995-Present). Treasurer of
     several investment companies advised
     by Hyperion Capital Management, Inc.
     (February 1998-Present). Formerly,
     Vice President in Mortgage Backed
     Trading at Mabon Securities
     Corporation (1994-1995); fixed income
     analyst, trader, and Vice President
     and Controller at Credit Suisse First
     Boston (1984-1994).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AT DECEMBER 31, 1997

     At December 31, 1997, directors and officers of the Trust as a group owned beneficially less than 1% of the outstanding shares of the Trust. The business address of the Trust, its officers and directors is One Liberty Plaza, New York,

New York 10006-1404.

     INTERESTED PERSONS. Mr. Ranieri serves as a Director and Chairman of the Board of the Advisor and Mr. Weiss serves as a Director, President and Chief Executive Officer of the Advisor. Ms. Sloan is a special limited partner of Hyperion Ventures, the sole general partner of Hyperion Partners L.P., of which the Advisor is a wholly-owned subsidiary. As a result of their service with the Advisor and certain affiliations with the Advisor as described below, the Trust considers Messrs. Ranieri and Weiss and Ms. Sloan to be 'interested persons' of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

     COMMITTEES AND BOARD OF DIRECTORS MEETINGS. The Trust has a standing Audit Committee presently consisting of Messrs. Walsh, Drake, Petersen and Marston, all of whom are members of the Board of Directors and are currently non-interested persons of the Trust. The principal functions of the Trust's Audit Committee are to recommend to the Board the appointment of the Trust's auditors, to review with the auditors the scope and anticipated costs of their audit and to receive and consider a report from the auditors concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. During the last fiscal year of the Trust, the full Board of Directors met four times, and the Audit Committee met one time. All of the directors attended the Audit Committee meeting and all of the directors attended all of the Board meetings. The Trust has no nominating, compensation or similar committees.

     COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS. No remuneration was paid by the Trust to persons who were directors, officers or employees of Hyperion Capital Management, Inc. or any affiliate thereof for their services as directors or officers of the Trust. Each director of the Trust, other than those who are officers or employees of Hyperion Capital Management, Inc. or any affiliate thereof, is entitled to receive a fee of $7,500 per year plus $1,000 for each Board of Directors meeting attended. Members of the Audit Committee receive $750 for each Audit Committee meeting attended, other than meetings held on days when there is also a directors' meeting.

                         DIRECTORS' COMPENSATION TABLE
                   FOR THE TWELVE MONTH PERIOD ENDED 12/31/97

                                                 TOTAL DIRECTORS'
                                  DIRECTORS'       COMPENSATION
                                 COMPENSATION     FROM THE TRUST
                                   FROM THE        AND THE FUND
                                    TRUST            COMPLEX
                                 ------------    ----------------
Rodman Drake..................     $ 11,500          $ 57,500
Garth Marston.................       11,500            57,500
Harry E. Petersen, Jr.........       11,500            57,500

Leo M. Walsh, Jr..............       11,500            57,500
                                 ------------    ----------------
                                   $ 46,000          $230,000
                                 ------------    ----------------
                                 ------------    ----------------

REQUIRED VOTE

     Election of the listed nominees for director requires the affirmative vote of the holders of a majority of the shares of Common Stock of the Trust present or represented by proxy at the Annual Meeting.

                    PROPOSAL 2: RATIFICATION OR REJECTION OF
                      SELECTION OF INDEPENDENT ACCOUNTANTS

     The Board of Directors of the Trust will consider, and it is expected that they will recommend, the selection of Price Waterhouse LLP as independent accountants of the Trust for the fiscal year ending December 31, 1998 at a meeting scheduled to be held on March 10, 1998. The appointment of accountants is approved annually by the Audit Committee of the Board of Directors and is subsequently submitted to the stockholders for ratification or rejection. The Trust has been advised by Price Waterhouse LLP that at December 31, 1997 neither that firm nor any of its partners had any direct or material indirect financial interest in the Trust. A representative of Price Waterhouse LLP will be at the meeting to answer questions concerning the Trust's financial statements and will have an opportunity to make a statement if he or she chooses to do so.

REQUIRED VOTE

     Ratification of the selection of Price Waterhouse LLP as independent accountants of the Trust requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Trust present or represented by proxy at the Annual Meeting.

                             ADDITIONAL INFORMATION

INVESTMENT ADVISOR

     The Trust has engaged Hyperion Capital Management, Inc. (the 'Advisor'), to provide professional investment management for the Trust pursuant to an Advisory Agreement dated February 17, 1993. The Advisor is a Delaware corporation which was organized in February 1989. The Advisor is a registered investment advisor under the Investment Advisers Act of 1940, as amended. The business address of the Advisor and its officers and directors is One Liberty Plaza, New York, New York 10006-1404. The Trust has also engaged Hyperion Capital Management, Inc. as the Trust's administrator. The administrator's address is the same as that of the Advisor.

     The Advisor is a subsidiary of Hyperion Partners L.P., a Delaware limited partnership ('Hyperion Partners'). The sole general partner of Hyperion Partners is Hyperion Ventures L.P., a Delaware limited partnership ('Hyperion Ventures'). Corporations owned principally by Lewis S. Ranieri, Salvatore A. Ranieri and Scott A. Shay are the general partners of Hyperion Ventures. Lewis S. Ranieri, a former Vice Chairman of Salomon Brothers Inc.('Salomon Brothers'), is the Chairman of the Board of the Advisor and a Director of the Trust. Messrs. Salvatore Ranieri and Shay are directors of the Advisor, but have no other positions with either the Advisor or the Trust. Messrs. Salvatore Ranieri and Shay are principally engaged in the management of the affairs of Hyperion Ventures and its affiliated entities. Since January 1, 1990, Patricia A. Sloan, Secretary of the Trust, has been a special limited partner of Hyperion Ventures and since July 1993 she has been a limited partner of Hyperion Partners. Mr. Weiss, Chairman of the Board, and Mr. Lai, the President of the Trust, are employees of the Advisor, and each may be entitled, in addition to receiving a salary from the Advisor, to receive a bonus based upon a portion of the Advisor's profits, including any profit from a sale of the Advisor. Ms. Botta, Vice President of the Trust, and Mr. Doodian, Treasurer of the Trust, are also employees of the Advisor. The business address of Hyperion Partners and Hyperion Ventures is 50 Charles Lindbergh Boulevard, Suite 500, Uniondale, New York 11553.

     The Advisor provides advisory services to several other registered investment companies and one offshore Trust, all of which invest in mortgage-backed securities. Its management includes several individuals with extensive experience in creating, evaluating and investing in Mortgage-Backed Securities, Derivative Mortgage-Backed Securities and Asset-Backed Securities, and in using hedging techniques. Lewis S. Ranieri, Chairman of the Advisor and a Director of the Trust, was instrumental in the development of the secondary mortgage-backed securities market and the creation and development of secondary markets for conventional mortgage loans, CMOs and other mortgage-related securities. While at Salomon Brothers, Mr. Ranieri directed that firm's activities in the mortgage, real estate and government guaranteed areas. Kenneth
C. Weiss, President and Chief Executive Officer of the Advisor and Chairman of the Trust, was a Director of First Boston Asset Management Corporation and was a Director of The First Boston Corporation. Clifford E. Lai, Chief Investment Manager of the Advisor and President of the Trust, was Managing Director and Chief Investment Strategist for Fixed Income for First Boston Asset Management Corporation.


INVESTMENT ADVISORY AGREEMENT

     On March 11, 1997, the Board of Directors of the Trust, including those persons identified as interested persons and a majority of the directors who are not parties to the Advisory Agreement or interested persons (as such term is defined in the 1940 Act) of any such party (the 'Disinterested Directors'), approved extension of the Advisory Agreement through March 31, 1998. At the time of the Board's approval of the latest extension of the Advisory Agreement, Messrs. Lewis Ranieri, Weiss and Ms. Sloan were interested persons of the Trust. The Advisory Agreement was last submitted to a vote of the Stockholders of the Trust at the Annual Meeting of the Stockholders of the Trust held on May 23, 1995.

At that meeting, the Stockholders approved the continuance of the revised Advisory Agreement. The Advisory Agreement provides that it will continue from year to year, but only so long as such continuation is specifically approved at least annually by both (1) the vote of a majority of the Board of Directors or the vote of a majority of the outstanding voting securities of the Trust (as provided in the 1940 Act) and (2) by the vote of a majority of the Disinterested Directors cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time without the payment of any penalty, upon the vote of a majority of the Board of Directors or a majority of the outstanding voting securities of the Trust or by the Advisor, on 60 days' written notice by either party to the other. The Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act and the rules thereunder). The Board of Directors will consider continuance of the Advisory Agreement until March 31, 1999 at a meeting scheduled for March 10, 1998.

     Pursuant to the Advisory Agreement, the Trust has retained the Advisor to manage the investment of the Trust's assets and to provide such investment research, advice and supervision, in conformity with the Trust's investment objective and policies, as may be necessary for the operations of the Trust.

     The Advisory Agreement provides, among other things, that the Advisor will bear all expenses of its employees and overhead incurred in connection with its duties under the Advisory Agreement, and will pay all salaries of the Trust's directors and officers who are affiliated persons (as such term is defined in the 1940 Act) of the Advisor. The Advisory Agreement provides that the Trust shall pay to the Advisor a monthly fee for its services which is equal to .65% per annum of the Trust's average weekly net assets, which, for purposes of determining the Advisor's fee, shall be the average weekly value of the total assets of the Trust, minus the sum of accrued liabilities (including accrued expenses) of the Trust and any declared but unpaid dividends on the Common Shares and any Preferred Shares (if such shares are issued in the future) and any accumulated dividends on any Preferred Shares (but without deducting the aggregate liquidation value of any Preferred Shares). Investment advisory fees paid by the Trust to the Advisor during the last fiscal year of the Trust amounted to $1,152,026.


ADMINISTRATION AGREEMENT

     The Trust has entered into an Administration Agreement with Hyperion Capital Management, Inc. (the 'Administrator'). The Administrator performs administrative services necessary for the operation of the Trust, including maintaining certain books and records of the Trust, and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and provides the Trust with administrative office facilities. For these services, the Trust pays a monthly fee at an annual rate of 0.17% of the first $100 million of the Trust's average weekly net assets, 0.145% of the next $150 million and 0.12% of any amounts above $250 million. For the twelve month period ended December 31, 1997, the Administrator earned $273,049 in Administration fees. In addition, the Administrator has entered into Administration Agreements with the other investment companies listed below, generally under the same fee structure as noted above. The only exception is the fee structure for services rendered to the Hyperion Total Return Fund, Inc., which stipulates a fee paid monthly at an annual rate of 0.20% of its average weekly assets.

INVESTMENT COMPANIES MANAGED BY HYPERION CAPITAL MANAGEMENT, INC.

     In addition to acting as advisor to the Trust, Hyperion Capital Management, Inc. acts as investment advisor to the following other investment companies at the indicated annual compensation.

                                                                                       APPROXIMATE NET
                                                                                          ASSETS AT
                                                                                        DECEMBER 31,
NAME OF FUND                                      INVESTMENT ADVISORY FEE                   1997
-------------------------------------  ----------------------------------------------  ---------------
                                                                                        (IN MILLIONS)

The Hyperion Total Return Fund, Inc.*  0.65% of the Fund's average weekly net assets      $ 261,317
Hyperion 1997 Term Trust, Inc.**       0.20% of the Trust's average weekly net assets           -0-
Hyperion 1999 Term Trust, Inc.         0.50% of the Trust's average weekly net assets       449,861
Hyperion 2002 Term Trust, Inc.         0.50% of the Trust's average weekly net assets       279,240

------------------
 * The Advisor and The Hyperion Total Return Fund, Inc. (the 'Fund') have entered into a sub-advisory agreement with Pacholder Associates, Inc., an Ohio corporation organized in 1983, to serve as an investment advisor with respect to a portion of this Fund's assets.

**  Terminated on December 1, 1997.

BROKERAGE COMMISSIONS


     Because it buys its portfolio securities in dealer markets, the Trust did not pay any brokerage commissions on its securities purchases during its last fiscal year. The Trust did not pay any futures or options commissions during the last fiscal year.

     The Advisor has discretion to select brokers and dealers to execute portfolio transactions initiated by the Advisor and to select the markets in which such transactions are to be executed. The Advisory Agreement provides, in substance, that in executing portfolio transactions and selecting brokers or dealers, the primary responsibility of the Advisor is to seek the best combination of net price and execution for the Trust. It is expected that securities will ordinarily be purchased in primary markets, and that in assessing the best net price and execution available to the Trust, the Advisor will consider all factors they deem relevant, including the price, dealer spread, the size, type and difficulty of the transaction involved, the firm's general execution and operation facilities and the firm's risk in positioning the securities involved. Transactions in foreign securities markets may involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

     In selecting brokers or dealers to execute particular transactions and in evaluating the best net price and execution available, the Advisor is authorized to consider 'brokerage and research services' (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934). The Advisor is also authorized to cause the Trust to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Advisor must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Advisor exercises investment discretion. Research services furnished by brokers through whom the Trust effects securities transactions may be used by the Advisor in servicing all of the accounts for which investment discretion is exercised by the Advisor, and not all such services may be used by the Advisor in connection with the Trust.

COMPLIANCE WITH SECTION 16 REPORTING REQUIREMENTS

     Section 16(a) of the Securities Exchange Act of 1934 requires the Trust's officers and directors and persons who own more than ten percent of a registered class of the Trust's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Officers, directors and greater than ten-percent shareholders are required by SEC regulations to furnish the Trust with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by the Trust and written representations from certain reporting persons that all applicable filing requirements for such persons had been complied with, the Trust believes that, during the fiscal year ended December 31, 1997, all filing requirements applicable to the Trust's officers, directors, and greater than ten-percent beneficial owners were complied with.

                                 OTHER BUSINESS

     The Board of Directors of the Trust does not know of any other matter which may come before the meeting. If any other matter properly comes before the meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

                   PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

     All proposals by stockholders of the Trust that are intended to be presented at the Trust's next Annual Meeting of Stockholders to be held in 1999 must be received by the Trust for inclusion in the Trust's proxy statement and proxy relating to that meeting no later than November 27, 1998.

                         EXPENSES OF PROXY SOLICITATION

     The cost of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Trust. In addition to the use of the mails, proxies may be solicited personally by regular employees of the Trust, Hyperion Capital Management, Inc., or Corporate Investor Communications Inc., paid solicitors for the Trust, or by telephone or telegraph. The anticipated cost of solicitation by the paid solicitors will be nominal. The Trust's agreement with Corporate Investor Communications, Inc. provides that such paid solicitors will perform a broker search and deliver proxies in return for the payment of their fee plus the expenses associated with this proxy solicitation. Brokerage houses, banks and other fiduciaries will be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Trust for out-of-pocket expenses incurred in this connection.

February 27, 1998